Exhibit 10.32
[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

AMENDMENT NUMBER SIX TO AMENDED AND RESTATED
WAFER SUPPLY AGREEMENT

This Amendment Number Five (the "Amendment"), effective as of November 1, 2015 (the "Amendment Effective Date"), amends the Amended and Restated Wafer Supply Agreement effective as of April 1, 2003 as further mended by Amendment Number One, effective August 11, 2004, Amendment Number Two, effective April 1, 2008, Amendment Number Three, effective June 9, 2008, Amendment Number Four, effective as of June 13, 2008 and Amendment Number Five, effective as of November 14, 2008 (the "Agreement"), by and between Lapis Semiconductor Co., Ltd., a Japanese corporation having its registered head office at 2-4-8 Shinyokohama, Kouhoku-ku Yokohama 222-8575 Japan (“Lapis”), and Power Integrations International, Ltd. ("PI") a Cayman Islands corporation having its principal place of business at 4th Floor, Century Yard, Cricket Square, Elgin Avenue, P.O. Box 32322, Grand Cayman K Y 1-1209. Unless specifically designated otherwise, capitalized terms used herein shall have the same meanings given them in the Agreement.

RECITALS
WHEREAS, pursuant to the terms of the Agreement, PI grants to LAPIS licenses of certain of PI's intellectual property for the sole purpose of PI acquiring from LAPIS the fabrication and supply of wafers of certain power IC products; and
WHEREAS, PI and LAPIS desire to amend the terms of the Agreement; and
WHEREAS, in accordance with Section 18. 10 of the Agreement, the Agreement may be amended only by an instrument in writing duly executed by authorized officers of LAPIS and PI.
Now, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby amend the Agreement as follows:

AGREEMENT

Confidential

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

1.	The following new definitions are inserted in Section 1:

1.27	[*] WAFER(S): [*] WAFERS that are processed in accordance with the [*] WAFER COMMON SPECIFICATION.

1.28	Low Yield [*] Wafer
Low Yield [*] Wafer is defined as following two Groups and the Conditions will be verified following the Mass Production Yield Criteria form (see Exhibit D)

1.28.1 Group 1: Any [*] wafer with a yield loss of greater than [*] to the [*];

1.28.2 Group 2: Any [*] wafer of a given product with [*] (“prime”) yield less than a minimum yield for Group 2 shall be calculated by:

a)	Determining the [*] percentile yield for that [*] product for the over recent [*]; and

b)	Multiplying the [*] percentile yield by [*] to obtain the minimum acceptable [*] yield.

2.     Section 3.6 is added:

3.6	The WAFERS sold hereunder shall be [*] WAFERS processed at Lapis’ [*] plant.

3.
Effective as of the Amendment Effective Date, all references in the Agreement to the "Agreement" or "this Agreement" shall mean the Agreement as amended by this Amendment. Except as expressly amended herein, the terms of the Agreement continue unchanged and shall remain in full force and effect. This Amendment may be executed in one or more counterparts, each of which shall be considered an original, but all of which counterparts together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their duly authorized representatives, effective as of the Amendment Effective Date.

Lapis Semiconductor Co., Ltd.		POWER INTEGRATIONS INTERNATIONAL, LTD.

Signature:	/s/ Toshihisa Oshiro	Signature:	/s/ Raja Petrakian
Name:	Toshihisa Oshiro	Name:	Raja Petrakian
Title:	General Manager	Title:	VP Operations, PIIL President

Confidential
2
[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.